                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12


--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [ ]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (4)  Date Filed:

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
[TIDEL TECHNOLOGIES, INC. LOGO]


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD FEBRUARY 8, 2001

         The Annual Meeting (the "Meeting") of Stockholders of Tidel Technologies, Inc. (the "Company") will be held at the DoubleTree Hotel - Post Oak, 2001 Post Oak Blvd., Houston, Texas 77056, on Thursday, February 8, 2001, at 11:00 A.M., Central Standard Time. The purposes of the Meeting are to vote upon:

         1. The election of six (6) directors to hold office until the next annual meeting in 2002 or until their successors have been elected and qualified;

         2. The selection of KPMG LLP as the Company's independent auditors for the fiscal year ending September 30, 2001;

         3. Approval of an amendment to the 1997 Long-Term Incentive Plan to increase the maximum number of shares of Common Stock reserved for issuance thereunder from 1,000,000 to 2,000,000; and

         4. Such other business as may properly come before the Meeting and any adjournment thereof.

         The Board of Directors fixed the close of business on Wednesday, January 3, 2001, as the record date for determining stockholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. A complete list of stockholders entitled to vote at the Meeting will be available at the offices of the Company, 5847 San Felipe, Suite 900, Houston, Texas 77057, for not less than ten days prior to the Meeting.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE HOPE THAT YOU WILL PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. A PROXY WILL NOT BE VALID UNLESS IT IS RECEIVED AT THE OFFICE OF COMPUTERSHARE INVESTOR SERVICES LLC, 2 NORTH LASALLE STREET, CHICAGO, IL 60602, PRIOR TO THE DATE FIXED FOR THE MEETING. MAILING YOUR PROXY WILL NOT LIMIT YOUR RIGHT TO ATTEND IN PERSON OR VOTE AT THE MEETING.


                                            James T. Rash
                                            Chairman and
                                            Chief Executive Officer


January 9, 2001

                            TIDEL TECHNOLOGIES, INC.
                                 5847 SAN FELIPE
                                    SUITE 900
                              HOUSTON, TEXAS 77057
                                 (713) 783-8200

                                 PROXY STATEMENT

INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Tidel Technologies, Inc., a Delaware corporation (the "Company") of proxies in the accompanying form to be used at the Annual Meeting (the "Meeting") of Stockholders of the Company to be held on February 8, 2001, and any adjournment thereof. This Proxy Statement, the accompanying form of proxy and the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000 (the "2000 Annual Report") were mailed to stockholders on or about January 9, 2001. The shares represented by the proxies received pursuant to the solicitation made hereby and not revoked will be voted at the Meeting.

         The Company held its last annual meeting of stockholders in July 1999. Due to various corporate transactions including the issuance of $18,000,000 aggregate principal amount of convertible debentures (all as more fully described in the 2000 Annual Report), the Company was unable to hold an Annual Meeting of Stockholders during the 2000 calendar year. Accordingly, the Meeting constitutes the Company's Annual Meeting of Stockholders for 2000 and 2001. Since the Company's fiscal year end is September 30th, the Company has determined that it would be more appropriate to deliver the 2000 Annual Report with this proxy statement, as opposed to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, so that stockholders receive the most current information relating to the Company. In the future, the Company anticipates holding its annual meeting in February of each calendar year so that the date of the annual meeting is more closely aligned with the end of the Company's fiscal year.

MEETING OF STOCKHOLDERS

         The Meeting will be held at the DoubleTree Hotel - Post Oak, 2001 Post Oak Blvd., Houston, Texas 77056, on Thursday, February 8, 2001, at 11:00 A.M., Central Standard Time.

RECORD DATE AND VOTING

         The Board of Directors fixed the close of business on Wednesday, January 3, 2001, as the record date (the "Record Date") for the determination of holders of outstanding shares of the Company entitled to notice of and to vote on all matters presented at the Meeting. Such stockholders will be entitled to one vote for each share held on each matter submitted to a vote at the Meeting. On the Record Date, there were 17,376,210 shares of the Company's Common Stock, $.01 par value (the "Common Stock"), issued and outstanding, each of which is entitled to one vote on each matter to be voted upon.

PURPOSES OF THE MEETING

         The purposes of the Meeting are to vote upon (i) the election of six
         (6) directors for the ensuing year, (ii) the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending September 30, 2001, (iii) approval of an amendment to the 1997 Long-Term Incentive Plan (the "1997 Plan") to increase the maximum number of shares of Common Stock reserved for issuance thereunder from 1,000,000 to 2,000,000 and (iv) such other business as may properly come before the Meeting and any adjournment thereof.

QUORUM AND REQUIRED VOTE

         The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum for the purpose of acting on the matters referred to in the Notice of Annual Meeting accompanying this Proxy Statement and any other proposals which may properly come before the Meeting. In the tabulation of votes, proxies marked "abstain" will be counted for the purposes of determining the presence of a quorum and for calculating the number of shares represented at the Meeting but will not be counted as either affirmative votes or negative votes. So-called broker "non-votes" (i.e., shares held by brokers, fiduciaries or other nominees which are not permitted to vote due to the absence of instructions from beneficial owners) will be deemed to be abstentions and counted solely for quorum purposes.

PROXIES

         A stockholder who has given a proxy may revoke it by voting in person at the Meeting, by giving written notice of revocation to the Secretary of the Company or by giving a later dated proxy at any time before voting.

         On the matters coming before the Meeting as to which a choice has been specified by a stockholder by means of the ballot on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares will be voted (i) FOR the election of the nominees for director listed in this Proxy Statement, (ii) FOR the selection of KPMG LLP as the Company's independent auditors and (iii) FOR approval of an amendment to the 1997 Plan to increase the maximum number of shares of Common Stock reserved for issuance thereunder from 1,000,000 to 2,000,000, all as referred to in Items 1, 2 and 3, respectively, in the Notice of Annual Meeting of Stockholders and as described in this Proxy Statement.

         The form of proxy accompanying this Proxy Statement confers discretionary authority upon the named proxyholders with respect to amendments or variations to the matters identified in the accompanying Notice of Meeting and with respect to any other matters which may properly come before the Meeting. As of the date of this Proxy Statement, management of the Company knows of no such amendment or variation or of any matters expected to come before the Meeting which are not referred to in the accompanying Notice of Annual Meeting.

SUBSTITUTED PROXIES

         The persons named in the accompanying form of proxy have been selected by the Company's management to act as proxies. A STOCKHOLDER DESIRING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A STOCKHOLDER) TO REPRESENT HIM AT THE MEETING MAY DO SO, EITHER BY: (a) striking out the printed names and inserting the desired person's name in the blank space directly above the names so stricken or (b) by completing another proper form of proxy.

COSTS OF SOLICITATION

         The Company will bear the cost of printing and mailing proxy materials, including the reasonable expenses of brokerage firms and others for forwarding the proxy materials to beneficial owners of

         Common Stock. In addition to solicitation by mail, solicitation may be made by certain directors, officers and employees of the Company, or firms specializing in solicitation; and may be made in person or by telephone or telegraph. No additional compensation will be paid to any director, officer or employee of the Company for such solicitation.

                          ITEM 1: ELECTION OF DIRECTORS

         The Company has one class of directors, each serving a one-year term. Directors elected at the Meeting will serve until the 2002 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

INFORMATION WITH RESPECT TO NOMINEES AND DIRECTORS

         Set forth below are the names and ages of the nominees for directors and their principal occupations at present and for the past five years. There are, to the knowledge of the Company, no agreements or understandings by which these individuals were so selected. No family relationships exist between any directors or executive officers (as such term is defined in Item 402 of Regulation S-K). Messrs. Rash, Britton, Clay and Levenick are currently serving as directors of the Company.

                                                   All Offices
                                                   with the                                         Director
          Name                             Age     Company                                          Since
          ----                             ---     -------                                          -----
          James T. Rash                    60      Chairman,                                        1987
                                                   Chief Executive and
                                                   Financial Officer,
                                                   and Director

          James L. Britton, III            65      Director                                         1990

          Jerrell G. Clay                  59      Director                                         1990

          Mark K. Levenick                 41      Director, Chief Operating Officer, and           1995
                                                   President of the Company's operating
                                                   subsidiaries

          Raymond P. Landry                61      Director Nominee                                   --

          Michael F. Hudson                48      Director Nominee, Executive Vice President,        --
                                                   and Chief Operating Officer of the Company's
                                                   operating subsidiaries


BUSINESS BACKGROUND

         The following is a summary of the business background and experience of each of the persons named above:

         JAMES T. RASH joined the Company in July 1987 and has served as Chief Financial Officer and as a Director since that time. Since February 1989, he has also served continuously as Chairman of the Board of Directors and Chief Executive Officer. Mr. Rash was a previously practicing certified public accountant with the firm of Arthur Andersen & Co. for approximately 10 years, and holds a Bachelor of Business Administration degree from the University of Texas.

         JAMES L. BRITTON, III has for more than the preceding 5 years managed his own investments. Mr. Britton holds a Bachelor of Business Administration degree from the University of Texas.

         JERRELL G. CLAY is Chief Executive Officer of 3 Mark Financial, Inc., an independent life insurance marketing organization, and has served as President of one of its predecessors for more than the preceding five years. Mr. Clay also serves as a member of the Management Advisory Committee of Protective Life Insurance Company of Birmingham, Alabama.

         MARK K. LEVENICK is Chief Operating Officer of the Company and has served as Chief Executive Officer of the Company's operating subsidiaries for more than the preceding 5 years. He holds a B.S. degree from the University of Wisconsin at Whitewater.

         RAYMOND P. LANDRY has for more than the preceding five years been engaged in private business consulting to various companies, including some entities in the Automated Teller Machine ("ATM") industry. Mr. Landry has served as a senior executive or financial officer with three publicly traded companies and several private concerns over the preceding 28 years. Prior to that time, he was employed by the consulting group of Arthur Andersen & Co. (now known as Accenture) for 10 years. Mr. Landry holds a B.S. degree in Business Administration from Louisiana State University.

         MICHAEL F. HUDSON is Executive Vice President of the Company and Chief Operating Officer of the Company's principal operating subsidiary. Prior to joining the Company in September 1993, he held various positions with the Southland Corporation and its affiliates for more than 18 years, concluding as President and Chief Executive Officer of MoneyQuick, a large non-bank ATM network. Mr. Hudson is a recognized authority in the ATM industry.

DIRECTOR COMPENSATION

         Directors of the Company receive $1,000 per meeting as compensation for their services as members of the Board of Directors. Directors who serve on board committees receive $500 per committee meeting.

BOARD COMMITTEES AND MEETINGS

         The Board of Directors has established an Audit Committee and a Compensation Committee. The Committees are composed of Messrs. Britton and Clay, both of whom are independent, non-officer directors. If elected, Mr. Landry will serve on both committees as an independent, non-officer director. The Audit Committee, chaired by Mr. Britton, is charged with reviewing the Company's financial statements, the scope and performance of the audit and nonaudit services provided by the Company's independent auditors and overseeing the Company's internal accounting procedures. The Compensation Committee, chaired by Mr. Clay, administers the Company's 1997 Plan. In addition, the Compensation Committee reviews, evaluates and makes recommendations to the Board with respect to such matters as the payment of direct salaries, benefits and incentive compensation to the Company's executive officers and the senior management personnel of the subsidiaries.

         During the fiscal year ended September 30, 2000, the Board of Directors, the Audit Committee and the Compensation Committee each held one meeting. From time to time, the members of the Board of Directors act by unanimous written consent pursuant to the laws of the State of Delaware.

         The Company does not presently have a nominating committee, and the customary functions of such committee are being performed by the entire board.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than 10% of a registered class of its equity securities, to file reports of ownership and changes in ownership of such equity securities with the Securities and Exchange Commission ("SEC") and NASDAQ. Such entities are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed.

         Based solely on a review of the copies of such Forms furnished to the Company and written representations that no Form 5s were required, the Company believes that its directors and officers, excluding Michael F. Hudson, and greater than 10% beneficial owners have complied with all
         Section 16(a) filing requirements.

         Based on a review of the Form 4 filed on January 8, 2001 and furnished to the Company, Mr. Hudson had one (1) transaction on Form 4 due on or about February 10, 2000 and three (3) transactions on Form 4 due on or about September 10, 2000.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF

The following table sets forth as of the Record Date, the number of shares of Common Stock beneficially owned by (i) the only persons known to the Company to be the beneficial owners of more than 5% of its voting securities, (ii) each current director, nominee for director, and executive officer (as such term is defined in Item 402 of Regulation S-K) of the Company individually and (iii) by all current directors and the executive officers of the Company as a group. Except as otherwise indicated, and subject to applicable community property laws, each person has sole investment and voting power with respect to the shares shown. Ownership information is based upon information furnished by the respective holders and contained in the Company's records.

                                                                       Amount and Nature
                               Name and Address of Beneficial            of Beneficial          Percent of
    Title of Class                         Owner                           Ownership             Class (1)
----------------------       -----------------------------------       -----------------       ------------
Common Stock                 Alliance Developments                         1,081,362                6.2%
                             One Yorkdale Rd., Suite 510
                             North York, Ontario
                             M6A 3A1

Common Stock                 James L. Britton, III                           476,700(2)             2.7%
                             3272 Westheimer, #3
                             Houston, Texas 77098

Common Stock                 James T. Rash                                   430,000(3)             2.4%
                             5847 San Felipe, Suite 900
                             Houston, Texas 77057

Common Stock                 Mark K. Levenick                                300,000(4)             1.7%
                             2310 McDaniel Dr.
                             Carrollton, Texas 75006

Common Stock                 Jerrell G. Clay                                 241,405(5)             1.4%
                             2900 Wilcrest, Suite 245
                             Houston, Texas 77042

                                                                       Amount and Nature
                               Name and Address of Beneficial            of Beneficial          Percent of
    Title of Class                         Owner                           Ownership             Class (1)
----------------------       -----------------------------------       -----------------       ------------
Common Stock                 Michael F. Hudson                               123,200(6)               *
                             2310 McDaniel Dr.
                             Carrollton, Texas 75006

Common Stock                 M. Flynt Moreland                               113,200(7)               *
                             2310 McDaniel Dr.
                             Carrollton, Texas 75006

Common Stock                 Eugene W. Moore                                 113,200(8)               *
                             2310 McDaniel Dr.
                             Carrollton, Texas 75006

Common Stock                 Raymond P. Landry                                18,500                  *
                             908 Town & Country Blvd.
                             Ste. 120
                             Houston, Texas

Common Stock                 Directors and Executive Officers              1,797,705(9)             9.9%
                             as a group (7 persons)

----------
*    Less than one percent.

(1)  Based upon 17,376,210 shares outstanding as of the Record Date.

(2) Includes 50,000 shares which could be acquired within 60 days of the Record Date upon exercise of outstanding warrants at an exercise price of $1.25 per share.

(3) Includes 230,000 shares which could be acquired within 60 days of the Record Date upon exercise of outstanding options and warrants at exercise prices of (i) $0.625 per share as to 50,000 shares, (ii) $1.00 per share as to 50,000 shares, (iii) $1.25 per share as to 50,000 shares and (iv) $1.6875 per share as to 80,000 shares.

(4) Includes 200,000 shares which could be acquired within 60 days of the Record Date upon exercise of outstanding warrants and options at exercise prices of (i) $0.875 per share as to 25,000 shares, (ii) $1.25 per share as to 70,000 shares, (iii) $1.4375 per share as to 25,000 shares, (iv) $1.75 per share as to 30,000 shares and (v) $2.50 per share as to 50,000 shares.

(5) Includes 100,000 shares which could be acquired within 60 days of the Record Date upon exercise of outstanding warrants at exercise prices of (i) $1.00 per share as to 50,000 shares and (ii) $1.25 per share as to 50,000 shares.

(6) Includes 43,500 shares which could be acquired within 60 days of the Record Date upon exercise of outstanding options and warrants at exercise prices of (i) $2.50 per share as to 33,500 shares and (ii) $5.00 per share as to 10,000 shares.

(7) Includes 52,400 shares which could be acquired within 60 days of the Record Date upon exercise of outstanding options at exercise prices of (i) $1.25 per share as to 21,600 shares, (ii) $1.875 per share as to 20,000 shares and (iii) $2.50 per share as to 10,800 shares.

(8) Includes 110,700 shares which could be acquired within 60 days of the Record Date upon exercise of outstanding options at exercise prices of (i) $0.875 per share as to 10,000 shares, (ii) $1.25 per share as to 21,600 shares, (iii) $1.4375 per share as to 10,000 shares, (iv) $1.75 per share as to 30,000 shares, (v) $1.875 per share as to 17,500 shares and (vi) $2.50 per share as to 21,600 shares.

(9) Includes the 50,000 shares referred to in Note (2) above, the 230,000 shares referred to in Note (3) above, the 200,000 shares referred to in Note (4) above, the 100,000 shares referred to in Note (5) above, the 43,500 shares referred to in Note (6) above, the 52,400 shares referred to in Note (7) above, and the 110,700 shares referred to in Note (8) above obtainable upon exercise of outstanding warrants and options.

                             EXECUTIVE COMPENSATION

The following table sets forth the amount of all cash and other compensation paid by the Company for services rendered during the fiscal years ended September 30, 2000, 1999 and 1998 to James T. Rash, the Chairman of the Board and Chief Executive Officer, and the Company's other executive officers, as such term is defined in Item 402 of Regulation S-K, whose compensation exceeded $100,000 during the fiscal year ended September 30, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                         Long-Term
                                               Annual Compensation                      Compensation
      Name and Principal              ------------------------------------------        ------------
           Position                   Year           Salary(1)           Bonus             Options
      ------------------              ----          ----------        ----------           -------
      James T. Rash                   2000          $  196,000        $  225,000            75,000
      Chief Executive and             1999             182,292            90,000           100,000
      Financial Officer               1998             182,292                --                --

      Mark K. Levenick                2000          $  269,000        $  278,000            75,000
      Chief Operating Officer         1999             250,000            85,500           100,000
                                      1998             195,000            97,500                --

      Michael F. Hudson               2000          $  210,000        $  219,000            50,000
      Executive Vice President        1999             195,000            66,700            67,000
                                      1998             125,000            62,500                --

      M. Flynt Moreland               2000          $  150,000        $  134,000            20,000
      Senior Vice President -         1999             129,000            29,000            21,600
         Research & Development       1998             100,000            33,000                --

      Eugene W. Moore                 2000          $  118,000        $   90,000            17,500
      Senior Vice President -         1999             110,000            25,000            21,600
         Operations                   1998             100,000            33,000                --

----------
(1) Certain of the officers of the Company routinely receive other benefits from the Company, the amounts of which are customary in the industry. The Company has concluded, after reasonable inquiry, that the aggregate amounts of such benefits during each of the fiscal years ended September 30, 1998, 1999 and 2000 did not exceed the lesser of $50,000 or 100% of the compensation set forth as to any named individual.

The following tables set forth certain information concerning individual grants of stock options to the Company's executive officers during the fiscal years ended September 30, 1999 and 2000. The Company did not grant any stock appreciation rights during the fiscal years ended September 30, 1999 and 2000.

                          OPTION GRANTS IN FISCAL YEAR
                            ENDED SEPTEMBER 30, 2000

                            Individual Grants
      ------------------------------------------------------------       Potential Realizable Value at
                                            % of Total                Assumed Annual Rates of Stock Price
                                  Number     Options                   Appreciation for Option Term (2)
                                of Shares   Granted to              ---------------------------------------
                                Underlying  Employees   Exercise    Expiration         5%           10%
                 Name            Options     in Year    Price(1)       Date           ($)           ($)
      ----------------------     -------     -------    --------       ----           ---           ---
         James T. Rash             75,000       27.0%    $ 1.875     10/19/09      $ 88,400      $ 224,100
         Mark K. Levenick          75,000       27.0%      1.875     10/19/09        88,400        224,100
         Michael F. Hudson         50,000       18.0%      1.875     10/19/09        59,000        149,400
         M. Flynt Moreland         20,000        7.2%      1.875     10/19/09        23,584         59,765
         Eugene W. Moore           17,500        6.3%      1.875     10/19/09        20,636         52,295


                          OPTION GRANTS IN FISCAL YEAR
                            ENDED SEPTEMBER 30, 1999

                            Individual Grants
      ------------------------------------------------------------       Potential Realizable Value at
                                            % of Total                Assumed Annual Rates of Stock Price
                                  Number     Options                   Appreciation for Option Term (2)
                                of Shares   Granted to              ---------------------------------------
                                Underlying  Employees   Exercise    Expiration         5%           10%
                 Name            Options     in Year    Price(1)       Date           ($)           ($)
      ----------------------     -------     -------    --------       ----           ---           ---
         James T. Rash            100,000       22.6%    $  1.25     11/13/08      $ 78,600      $ 199,200
         Mark K. Levenick         100,000       22.6%       1.25     11/13/08        78,600        199,200
         Michael F. Hudson         67,000       15.1%       1.25     11/13/08        52,662        133,464
         M. Flynt Moreland         21,600        5.0%       1.25     11/13/08        16,980         43,031
         Eugene W. Moore           21,600        5.0%       1.25     11/13/08        16,980         43,031

----------
(1) The option exercise prices listed on the foregoing tables may be paid in shares of the Common Stock owned by the executive, in cash, or a combination of any of the foregoing, as determined by the Compensation Committee administering the 1997 Plan. The exercise price is equal to the fair market value of the Common Stock on date of grant.

(2) The potential realizable value portion of the foregoing tables illustrates values that might be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation of the Company's Common Stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, non-transferability or differences in vesting periods. Regardless of the theoretical value of an option, its ultimate value will depend on the market value of the Common Stock at a future date, and that value will depend on a variety of factors, including the overall condition of the stock market and the Company's results of operations and financial condition. There can be no assurance that the values reflected in this table will be achieved.

The following table provides (i) information relating to the exercise of stock options by Messrs. Hudson and Moreland (ii) the number of options exercisable by the respective optionees and the respective valuations at September 30, 2000. No options were exercised by executive officers pursuant to the Company's employee stock option plans during the fiscal year ended September 30, 1999.

                     OPTIONS EXERCISABLE AND RELATED VALUES
                               SEPTEMBER 30, 2000

                                                                    Number of              Value of Unexercised
                                                              Unexercised Options at      in-the-Money Options at
                                Shares                          September 30, 2000          September 30, 2000
                               acquired      Value                   (Shares)                     ($)(2)
                             on exercise    realized        --------------------------  --------------------------
             Name              (#)(1)         ($)           Exercisable  Unexercisable  Exercisable  Unexercisable
             ----            -----------   ---------        -----------  -------------  -----------  -------------
         James T. Rash               --           --           80,000       175,000      $420,040     $  948,525
         Mark K. Levenick            --           --          150,000       225,000       780,387      1,170,425
         Michael F. Hudson       83,500     $602,088               --       150,500            --        782,919
         M. Flynt Moreland       60,800      623,205               --        52,400            --        272,051
         Eugene W. Moore             --           --           60,800        49,900       319,205        259,393

----------

(1) Based on the closing price of a share of Common Stock as reported on the Nasdaq Stock Market on the date of exercise of (i) $8.906 as to Mr. Hudson's exercise and (ii) $11.938 as to Mr. Moreland's exercise.

(2) Based on the closing price of a share of Common Stock on September 30, 2000 of $6.938 as reported on the Nasdaq Stock Market.


                    COMPARISON OF FIVE YEAR CUMULATIVE TOTAL
                     RETURN AMONG TIDEL TECHNOLOGIES, INC.,
                    PEER GROUP INDEX AND NASDAQ MARKET INDEX

                                          1996(1)           1997           1998            1999            2000
                                          -------           ----           ----            ----            ----
Tidel Technologies, Inc.                  $205.88         $341.18        $147.06         $185.30         $652.99
Peer group (2)                             152.27          196.14         109.83          134.55          168.69
NASDAQ Market Index                        116.75          158.69         164.91          266.79          364.95

----------

(1) Assumes $100 invested on October 1, 1995 and no dividends paid in any year thereafter.

(2) Peer group consists of companies utilizing the category for Calculating and Accounting Equipment, SIC 3578.


                              EMPLOYMENT AGREEMENTS

Messrs. Rash, Levenick, Hudson, Moreland and Moore have employment agreements with the Company which provide for minimum annual salaries of $225,000, $262,500, $204,750, $150,000 and $115,500, respectively, over a three-year term ending January 2003, with certain change of control provisions. In the event of a change of control, the executive officers are entitled to all compensation due through the balance of the term of the agreements, and immediate vesting of all restricted stock, performance units, stock options, stock appreciation rights, warrants and employee benefit plans. Similarly, two (2) non-executive officers have employment agreements with the Company which provide for minimum annual salaries of $90,000 to $100,000 for the same term, which also contain similar change of control provisions.

                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

The Compensation Committee (the "Committee") is composed entirely of non-employee directors. The Committee's principal functions are to establish base salary levels, to determine and measure achievement of corporate and individual goals for the named executive officers and other executive officers on an annual basis, and to select the participants, measure achievement of objectives and determine awards under the 1997 Plan. In addition, the Committee reviews any proposed changes to any benefit plans of the Company such as deferred compensation plans and 401(k) Savings Plans. The Committee's recommendations are subject to the approval of the Board of Directors.

The Committee's goal is to establish a motivational compensation plan for executives that will enable the Company to attract and retain those individuals deemed most qualified to improve and enhance its future performance. The Company currently has three basic elements in the compensation for its executive officers. These elements are (a) base salary compensation, (b) annual incentive compensation and (c) long-term incentive compensation. These elements of compensation recognize both individual and corporate performance. Annual incentive compensation provides awards for performance over a shorter period, while long-term incentive compensation optimizes rewards for performance over a longer term based upon achievement of cumulative earnings. In addition, stock option grants result in a reward when the market value appreciates in relation to the option price.

In 1997, the Company retained KPMG LLP to establish the base criteria and performance parameters for all aspects of compensation for each executive officer. On an annual basis, the Committee conducts an evaluation to update the data and establish the objectives for the next year within the guidelines recommended by KPMG LLP in their initial study.

The latest evaluation, performed in December 1999 to set objectives for fiscal 2000, included a review of compensation policies of companies similar to the Company in size, industry and geographic location. To the greatest extent possible, the survey included some of the companies with which the Company competes for talented executives.

The following is a discussion of each element of compensation:

BASE SALARY COMPENSATION

The base salary for all executive officers is reviewed annually, and the Committee's review process continues throughout the year. This review includes an analysis of past and expected future performance of the executive officers, as well as the responsibilities and qualifications of the executive officers individually and the performance of the Company in comparison with companies similar to the Company. The Committee's compensation policy is to generally set base salary at or below median.

ANNUAL INCENTIVE COMPENSATION

The Annual Incentive Plan (the "Incentive Plan") recognizes the performance of the named executive officers, other executive officers and key managers who contribute to the Company's success. These participants have the greatest impact on the profitability of the Company. In general, the participants with the most significant responsibility have a significant portion of their cash compensation tied to the Incentive Plan. The performance criteria, which are described in more detail below, reflect a combination of corporate operating profit and specific individual goals and objectives.

At the beginning of each year, the Committee establishes annual performance goals for the Company which are based on Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA"). The performance goals include threshold and maximum amounts for achievement. The Committee established the threshold level for 2000 at a level that required the Company to exceed by 14 percent the EBITDA achieved in 1999 before any payout could occur and with the maximum amount at 67 percent over 1999. At the same time, the Committee reviewed, amended and approved individual personal performance goals and objectives for the named executive officers. No Incentive Plan compensation is paid if the Company does not achieve at least the threshold amount of its EBITDA goal. In 2000, the Company did exceed the maximum level of its performance goals, and the executive officers received Incentive Compensation. Accordingly, Messrs. Rash, Levenick, Hudson, Moreland and Moore received $225,000, $262,500, $204,750, $99,000 and $76,230, respectively, of incentive compensation under the Incentive Plan.

LONG-TERM INCENTIVE COMPENSATION

The Committee believes that stock options provide an essential competitive component in the executive compensation program. Also, the Committee believes that stock options align the interests of the named executive officers and other executive officers with those of the Company's shareholders since no benefit inures to the executive officers unless stock price appreciation occurs over a period of years. Information on the stock options granted to the named executive officers is included in the table entitled Option Grants in the Fiscal Year Ended September 30, 2000.

CHIEF EXECUTIVE OFFICER COMPENSATION

James T. Rash, who currently continues to serve as Chairman of the Board of the Company, also served as Chief Executive Officer and Chief Financial Officer throughout 2000. He participated in all three elements of compensation previously discussed.

The criteria used in setting Mr. Rash's total compensation plan include his longevity with the Company, his experience, the financial performance of the Company and the increase in market capitalization of the Company.

                                            COMPENSATION COMMITTEE
                                            Jerrell G. Clay, Chairman
                                            James L. Britton, III


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

From time to time, the Company provides certain administrative and clerical services to three entities with whom James T. Rash, Chairman, and Jerrell G. Clay, Director, have an affiliation. Fees earned by the Company for these services were $26,000 for the year ended September 30, 1999; however, the Company earned no such fees for the year ended September 30, 2000. Amounts due to the Company from these entities totaled $238,000 at September 30, 2000.

In September 2000, the Company loaned $141,600 to Michael F. Hudson, Executive Vice President, in a six-month promissory note bearing interest at 10% per annum. Subsequent to September 2000, the Company loaned Mr. Hudson an additional $100,000 on similar terms and conditions.

            ITEM 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors has selected KPMG LLP to serve as the Company's independent auditors. KPMG LLP has served as the Company's independent auditors since October 1991. While it is not required to do so, the Board of Directors is submitting the selection of that firm as the Company's independent auditors for the fiscal year ending September 30, 2001 to stockholders for ratification in order to ascertain the stockholders views. Such ratification of the selection of KPMG LLP will require the affirmative vote of the holders of a majority of the shares of Common Stock of the Company entitled to vote thereon and represented at the Meeting. The Board of Directors will reconsider its selection should the stockholder votes evidence disapproval.

Representatives of KPMG LLP are expected to be present at the Meeting and available to respond to appropriate questions. Such representatives will have the opportunity to make a statement if they desire to do so.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE SELECTION OF KPMG LLP. BROKER NON-VOTES AND PROXY CARDS MARKED "ABSTAIN" WITH RESPECT TO THIS PROPOSAL WILL BE COUNTED TOWARDS A QUORUM. ABSTENTIONS WILL BE COUNTED AS A VOTE AGAINST THIS PROPOSAL AND BROKER NON-VOTES WILL NOT BE COUNTED FOR PURPOSES OF DETERMINING WHETHER THIS PROPOSAL HAS BEEN APPROVED.

      ITEM 3: APPROVAL OF AN AMENDMENT TO THE 1997 LONG-TERM INCENTIVE PLAN
            TO INCREASE THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK
          RESERVED FOR ISSUANCE THEREUNDER FROM 1,000,000 TO 2,000,000.

The Board of Directors has approved an amendment to the 1997 Long-Term Incentive Plan (the "1997 Plan") to increase the maximum number of shares of common stock reserved for issuance thereunder from 1,000,000 to 2,000,000. The 1997 Plan was adopted by the Board of Directors and approved by the shareholders in 1997 in order to (i) increase incentive and to encourage stock ownership on the part of key employees and certain non-employee directors of the Company and its affiliates, (ii) align the interests of key employees and certain non-employee directors with those of the Company's stockholders and (iii) attract and retain the services of outstanding individuals, upon whose judgement, interest and special effort the Company's success is largely dependent. The following is a summary of certain information about the 1997 Plan.

GENERAL

The 1997 Plan is administrated by a committee of the Board of Directors consisting of not less than two independent, non-officer directors (the "Committee"). The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. At present, the Committee is comprised of Messrs. Britton and Clay.

The 1997 Plan gives the Committee authority to either award options to purchase shares of Common Stock, award stock appreciation rights, award restricted stock or award performance shares of Common Stock to be paid to participants on the achievement of certain performance goals set by the Committee with respect to each participant (collectively "Incentive Awards"). Options awarded under the 1997 Plan may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or non-qualified stock options, as determined by the Committee.

The Committee has all powers and discretion necessary and appropriate to administer the 1997 Plan and to control its operation, including, without limitation, the power to (i) determine which employees shall be granted Incentive Awards, (ii) determine which non-employee directors shall be granted non-qualified stock options, (iii) interpret the 1997 Plan and the Incentive Awards, (iv) prescribe the terms and conditions of the Incentive Awards, (v) adopt rules for the administration, interpretation and application of the 1997 Plan and (vi) interpret, amend or revoke any such rules. All determinations and decisions made by the Committee pursuant to the provisions of the 1997 Plan are final, conclusive and binding.

The Board may, in its discretion, alter, amend or terminate the 1997 Plan or any part thereof, at any time and for any reason. However, to the extent required by the 1997 Plan or required to maintain the 1997 Plan's qualification under Rule 16b-3 under the 1934 Act or Section 162(m) of the Code, any such amendment shall be subject to stockholder approval. Neither the amendment, suspension nor termination of the 1997 Plan shall, without the consent of the participant, alter or impair any rights or obligations under any award previously granted.

ELIGIBILITY

The 1997 Plan provides that awards of Incentive Awards may be granted to employees (including officers and directors who are also employees) of the Company and its affiliates, including corporations controlling, controlled by or under common control with the Company. Awards of incentive stock options, however, may only be made to employees of the Company or its subsidiaries (generally, corporations which are at least 50% owned by the Company). Non-employee directors of the Company and its affiliates, including corporations controlling, controlled by or under common control with the Company are only eligible for Incentive Awards of non-qualified stock options. The Committee selects the participants and determines the number of shares subject to each Incentive Award. The 1997 Plan prohibits a single participant from receiving awards of Incentive Awards covering more than 100,000 shares during any single fiscal year.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

Award Agreement. The terms of stock option and stock appreciation right awards under the 1997 Plan are determined by the Committee. Each award is evidenced by a written agreement between the Company and the person to whom the award is made. The award agreement will specify the option price, the expiration date of the option, the number of shares to which the option pertains, the number of stock appreciation rights, any conditions to the exercise of the option or stock appreciation right and such other terms and conditions as the Committee, in its discretion, shall determine. The award agreement will also specify whether the option is intended to be an incentive stock option or a non-qualified stock option. Generally, no consideration is paid by participants for the grant of a stock option and stock appreciation right award under the 1997 Plan.

Option Price. The per share exercise price of each option awarded under the 1997 Plan will be no less than 85% in the case of a non-qualified stock option or 100% in the case of an incentive stock option of the fair market value per share on the date the option is awarded. The fair market value of a share of Common Stock of the Company is the closing sales price of common stock as reported on the NASDAQ System or if the Common Stock is listed on a National Securities Exchange, the closing sales price as reported by such Exchange on any relevant date for valuation, of if there is no such sale on such date, the applicable prices as so reported on the nearest preceding date upon which such sale took place. Incentive stock options awarded to stockholders owning more than 10% of the Company's outstanding shares are subject to the additional restriction that the exercise price must be at least 110% of the fair market value of a share as determined above on the date of award.

During the last completed fiscal year, options to purchase shares of Common Stock were granted pursuant to the 1997 Plan at an exercise price of $1.875 per share as follows: (i) 75,000 shares each to Messrs. Rash and Levenick, (ii) 50,000 shares to Mr. Hudson, (iii) 20,000 shares to Mr. Moreland, (iv) 17,500 shares to Mr. Moore, and (v) 40,000 shares to all non-executive officers, as a group.

REGISTRATION OF SHARES

If approved, the Company intends to file a registration statement under the Securities Act of 1933 with respect to the additional 1,000,000 shares of Common Stock contemplated by this amendment.

REQUIRED VOTE

The affirmative vote of a majority of the votes cast by the holders of Common Stock is required for approval of the amendment to the 1997 Plan. An abstention, withholding of authority to vote or broker non-vote, therefore will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the requisite stockholder vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF AN AMENDMENT TO THE 1997 LONG-TERM INCENTIVE PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER FROM 1,000,000 TO 2,000,000.

                              STOCKHOLDER PROPOSALS

To be considered for presentation at the 2002 Annual Meeting of Stockholders, a stockholder proposal must be received at the offices of the Company not later than September 9, 2001.

In addition, the Company's By-laws require that a stockholder give advance notice to the Company of nominations for election to the Board of Directors and of other matters that the stockholder wishes to present for action at an annual meeting of stockholders (other than matters included in the Company's proxy statement in accordance with Rule 14a-8). Such stockholder's notice must be given in writing, include the information required by the By-laws of the Company, and be delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Company at its principal offices. The Company must receive such notice not less than 45 days prior to the date in the current year that corresponds to the date in the prior year on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders. While the Company has not yet set the date of its 2002 Annual Meeting of Stockholders, if it were held on February 8, 2002 (the date that corresponds to the date on which the 2001 Annual Meeting is being held), notice of a director nomination or stockholder proposal made otherwise than in accordance with Rule 14a-8 would be required to be given to the Company no later than November 26, 2001.

                          REPORT OF THE AUDIT COMMITTEE

In accordance with its written charter adopted by the Board of Directors (the "Board") (a copy of which is attached as Appendix "A" to this Proxy Statement), the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. All of the members of the Audit Committee are independent (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards). During fiscal 2000, the Committee met one time.

In discharging its responsibility for oversight of the audit process, the Audit Committee obtained from the independent auditors, KPMG LLP, a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors' independence consistent with the Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that might impact the auditors' objectivity and Independence and satisfied itself as to the auditors' independence.

The Committee discussed and reviewed with the independent auditors the communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and discussed and reviewed the results of the independent auditors' examination of the financial statements for the year ended September 30, 2000.

The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended September 30, 2000, with management and the independent auditors. Management has the responsibility for preparation of the Company's financial statements and the independent auditors have the responsibility for examination of those statements.

Based upon the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2000, for filing with the Securities Exchange Commission.

                                            AUDIT COMMITTEE
                                            James L. Britton III, Chairman
                                            Jerrell G. Clay


                                 OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect to any such matters in accordance with the judgment of the persons voting the proxies.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AND ANY AMENDMENTS THERETO FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS PROVIDED WITH CERTAIN OTHER STOCKHOLDER INFORMATION IN THE MATERIALS ACCOMPANYING THIS PROXY STATEMENT. TO OBTAIN ADDITIONAL COPIES WITHOUT CHARGE, PLEASE WRITE TO: LEONARD L. CARR, JR., SENIOR VICE PRESIDENT, 5847 SAN FELIPE, SUITE 900, HOUSTON, TEXAS 77057.

Whether or not you intend to be present at this Meeting you are urged to sign and return your proxy promptly.

                                            By order of the Board of Directors,
                                            James T. Rash
                                            Chairman


Houston, Texas
January 9, 2001

                                                                     EXHIBIT "A"

                         CHARTER OF THE AUDIT COMMITTEE

                                       OF

                            TIDEL TECHNOLOGIES, INC.


                  The Audit Committee of the Board of Directors of Tidel Technologies, Inc. (the "Corporation") (the "Committee") shall assist the Board of Directors in fulfilling its oversight responsibilities with respect to the financial reports and other financial information provided by the Corporation to the stockholders and to the general public, the Corporation's internal controls, and the Corporation's audit, accounting and financial reporting processes generally. The Committee shall serve as an independent and objective monitor of the performance of the Corporation's financial reporting process and system of internal control; review and appraise the audit efforts of the Corporation's independent accountants; and provide for open, ongoing communication among the independent accountant, financial and senior management, and the Board of Directors concerning the Corporation's financial position and affairs. The Committee will report its actions to the Board of Directors with such recommendations as the Committee may deem appropriate. The Committee shall be governed in accordance with the By-Laws of the Corporation as well as have the following powers and duties:

                  1. Structure and Composition. Up until June 14, 2000, the Committee shall be composed of at least two independent directors who are all capable of reading, understanding, and analyzing financial statements, or who will become financially literate within a reasonable time after being appointed to the Committee. By June 14, 2001, and thereafter, the Committee shall be composed of at least three independent directors who are all capable of reading, understanding, and analyzing financial statements, or who will become financially literate within a reasonable time after being appointed to the Committee. By June 14, 2001, and thereafter, at least one member of the Committee shall have past employment experience in finance or accounting, or any comparable experience or background which results in that committee member having financial sophistication. The members of the Committee shall elect the Chairman (the "Chairman") from among themselves. The independence of a director shall be determined in accordance with the rules and regulations of the securities market where the Corporation's shares of Common Stock are traded. The duties and responsibilities of a member of the Committee are in addition to those duties generally pertaining to a member of the Board of Directors.

                  2. General Financial Oversight. The Committee shall meet with the independent accountants and the principal accounting officers of the Corporation to ascertain that reasonable procedures and controls are followed to safeguard the Corporation's assets and that adequate examinations are made to ensure the reasonableness of the results reported in the financial statements for the fiscal year. Specifically, the Committee shall:

         (a) Review the financial information contained in the Corporation's Quarterly Report on Form 10-Q prior to its filing with the Securities and Exchange Commission (the "SEC"), the Corporation's earning announcement prior to release, and the results of the independent accountant's review of Interim Financial Information pursuant to SAS
         71. The Chairman may represent the Committee, either in person or by telephone conference call, for the purpose of this review.

         (b) Review with management and the independent accountants at the completion of the annual audit and prior to filing the Corporation's annual report on Form 10-K (the "Annual Report") with the SEC, the accuracy and completeness of the following :

                  (i) the Corporation's financial statements included in the Annual Report and related footnotes;

                  (ii) the independent accountant's audit of the financial statements and their report;

                  (iii) any significant changes required in the independent accountant's examination plan;

                  (iv) any serious difficulties or disputes with management encountered during the course of the audit; and

                  (v) other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards, including discussions relating to the independent accountants' judgement about such matters as to the quality, not just the acceptability, of the Corporation's accounting practices and other items set forth in SAS 61 (Communications with Audit Committees) or other such auditing standards that may in time modify, supplement or replace SAS 61.

         (c) The Committee will have prepared and reviewed the Audit Committee Report for inclusion in the annual stockholder's meeting proxy statement. The Committee must state whether it:

                  (i) has reviewed and discussed the audited financial statements with management;

                  (ii) has discussed with the independent accountant the matters required to be discussed by SAS 61, as may be modified, supplemented or replaced;

                  (iii) has received the written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 ("ISBS No. 1"), as may be modified or supplemented, and has discussed with the accountant their independence; and

                  (iv) has recommended to the Board of Directors, based on the review and discussions referred to in above items (i) through
                  (iii), that the Corporation's financial statements be included in the Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

                  3. Selection of Independent Accountants. The Committee shall recommend the firm of independent accountants to be nominated for the ensuing year at the Board of Directors meeting when such action is taken.

         (a) Before recommending a continuing independent accountant, the Committee shall ensure the receipt for the year of, and review with the independent accountant, a written statement required by ISBS No.1, as may be modified or supplemented, and discuss their continued independence with the accountant. The Committee will recommend that the Board of Directors take appropriate action on any disclosed relationships that may reasonably be brought to bear on the independence of the accountants and satisfy itself that the Corporation has engaged independent accountants as required by the Securities Act of 1933,as amended.

         (b) Together with the Board of Directors, the Committee shall submit to the stockholders for ratification or rejection at the annual meeting of stockholders the independent accountants selected.

                  4. Controls, Policies and Procedures Oversight. The members of the Committee shall meet from time to time to review accounting policies followed, changes therein, internal and accounting controls, and any issues that may be raised by the independent accountants. At the discretion of the Chairman, the principal accounting officers of the Corporation may be invited to attend the meetings of the Committee with the independent accountants. The Committee may request the independent accountants to report on the adequacy of their examination, their views of the Corporation's internal controls, and on the Corporation's compliance with accepted accounting principles adopted by the accounting profession, as well as the effect of unusual or extraordinary transactions. The Committee shall also be responsible for the following:

         (a) Obtain the approval of the full Board of Directors of this Charter and shall review and reassess this Charter as conditions dictate, at least on annual basis;

         (b) Periodically review the adequacy of the Corporation's accounting, financial, and auditing personnel resources.

                  5. Advice; Legal Representation. The Committee is authorized to confer with the Corporation's management and other employees to whom it may deem necessary or appropriate to fulfill its duties. The Committee is authorized to conduct or authorize investigations into any matter within the Committee's scope of responsibilities. The Committee also is authorized to seek outside legal or other advice to the extent it deems necessary or appropriate, provided it shall keep the Board of Directors advised as to the nature and extent of such outside advice.

                            TIDEL TECHNOLOGIES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD THURSDAY, FEBRUARY 8, 2001


     The undersigned hereby appoints James T. Rash as proxy, with full power of substitution, to vote as proxy all of the shares of common stock, par value $.01 per share, of TIDEL TECHNOLOGIES, INC. (the "Company") standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Thursday, February 8, 2001, and at any adjournment thereof.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE STOCKHOLDER'S SPECIFICATIONS HEREON. IF NO SPECIFICATION IS MADE, ALL SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF EACH OF THE NOMINEES FOR DIRECTOR NAMED HEREIN.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE PROMPTLY
   SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

               (Continued, and to be signed, on the other side.)

                            TIDEL TECHNOLOGIES, INC.

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

                                                                                 FOR               WITHHOLD               FOR ALL
1. TO ELECT the six (6) directors of the Company to serve until the 2002         ALL                 ALL                  EXCEPT*
   annual meeting of stockholders of the Company and until their                 [ ]                 [ ]                    [ ]
   successors are duly elected and qualified--

   Nominees: 01 - James T. Rash,
   02 - James L. Britton III, 03 - Jerrell G. Clay,
   04 - Mark K. Levenick, 05 - Raymond P. Landry,
   06 - Michael F. Hudson

   *Instruction: To withhold authority to vote for any nominee, draw a line through the name of the nominee in the list above.

2. TO RATIFY AND APPROVE the appointment of KPMG, LLP as independent             FOR               AGAINST                ABSTAIN
   auditors of the Company for the fiscal year ending                            [ ]                 [ ]                    [ ]
   September 30, 2001.

3. TO RATIFY AND APPROVE an amendment to the 1997 Long-Term Incentive            FOR               AGAINST                ABSTAIN
   Plan to increase the maximum number of shares of common stock                 [ ]                 [ ]                    [ ]
   reserved for issuance thereunder from 1,000,000 to 2,000,000.



                                                                                 This proxy may be revoked at any time before it is
                                                                                 exercised (1) by providing written notice of
                                                                                 revocation to the Secretary of the Company prior to
                                                                                 the Meeting or (2) by attending the Meeting and
                                                                                 voting in person.

                                                                                 EXECUTED this ____ day of __________________, 2001

                                                                                 Signature(s)_______________________________________

                                                                                 ___________________________________________________
                                                                                 **INSTRUCTION:  Signature(s) should agree exactly
                                                                                 with name(s) on stock certificate(s). If this Proxy
                                                                                 is signed on behalf of a corporation or
                                                                                 partnership, please print both the name of the
                                                                                 entity and the name and title of the signatory.
                                                                                 Executors, administrators, trustees, guardians and
                                                                                 attorneys should indicate the capacity in which
                                                                                 they are signing. If stock is held jointly, each
                                                                                 owner should sign.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -


                            YOUR VOTE IS IMPORTANT!




            PLEASE PROMPTLY SIGN, DATE AND RETURN THIS PROXY IN THE
                        ENCLOSED POSTAGE PAID ENVELOPE.